SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x]     Preliminary Proxy Statement

[ ]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

         TACTICAL GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (check the appropriate box):

[x]     No fee required

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)     Title of each class of securities to which transaction applies:

        2)     Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):

        4)     Proposed maximum aggregate value of transaction:

        5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount previously paid:

        2)     Form, Schedule or Registration Statement No.:

        3)     Filing Party:

        4)     Date Filed:       _____________

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x]     Preliminary Proxy Statement

[ ]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

             TACTICAL SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (check the appropriate box):

[x]     No fee required

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)     Title of each class of securities to which transaction applies:

        2)     Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):

        4)     Proposed maximum aggregate value of transaction:

        5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount previously paid:

        2)     Form, Schedule or Registration Statement No.:

        3)     Filing Party:

        4)     Date Filed:       _____________

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x]     Preliminary Proxy Statement

[ ]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

            TACTICAL AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (check the appropriate box):

[x]     No fee required

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)     Title of each class of securities to which transaction applies:

        2)     Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):

        4)     Proposed maximum aggregate value of transaction:

        5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount previously paid:

        2)     Form, Schedule or Registration Statement No.:

        3)     Filing Party:

        4)     Date Filed:       _____________

                         THE TRAVELERS INSURANCE COMPANY

         TACTICAL GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
             TACTICAL SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES
            TACTICAL AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES
              (EACH AN "ACCOUNT" AND, COLLECTIVELY, THE "ACCOUNTS")


                   One Cityplace, Hartford, Connecticut 06103

                                  July __, 2005

Dear Variable Annuity Contract Owner:

         Units of the above-named Accounts of The Travelers Insurance Company ("TIC") have been purchased at your direction to fund benefits payable under your variable annuity contract (the "variable contracts"). As owner of the Units of the Accounts, you are being asked (i) to approve a new investment advisory agreement between each Account and Travelers Asset Management International Company LLC ("TAMIC"); (ii) to approve a new subadvisory agreement for each Account between TAMIC and The Travelers Investment Management Company ("TIMCO"), currently the investment adviser to each Account; (iii) to approve a proposal with respect to the future operation of each Account whereby TAMIC may from time to time, to the extent permitted by an exemption ("manager of managers exemption") granted by the Securities and Exchange Commission and subject to approval by the Board of Managers, enter into new or amended agreements with subadvisers with respect to the Account without obtaining contract owner approval of such agreements, and to permit such subadvisers to manage the assets of the Account pursuant to such subadvisory agreements; and (iv) to elect a new member to the Board of Managers of each Account.

         On July 1, 2005, Citigroup Inc. ("Citigroup") completed the sale of its life and annuity business to MetLife, Inc ("MetLife"). The sale included TIC, the insurance company depositor and sponsor of the Accounts, which has become an indirect wholly owned subsidiary of MetLife. TIMCO was not a part of this sale, and remains an indirect wholly owned subsidiary of Citigroup. The continued operation of the Accounts with an investment adviser that is not affiliated with their insurance company depositor would give rise to ongoing management, operational and administrative complexities. In particular, the independent registered public accounting firm for the Accounts prior to the sale (KPMG LLP or "KPMG") cannot continue to serve as such because it is not considered independent of MetLife, while the accounting firm that typically serves as such for other MetLife-affiliated entities (Deloitte & Touche LLP or "Deloitte") cannot provide auditing services for the Accounts while TIMCO is their investment adviser, because Deloitte is not considered independent of Citigroup.

         Therefore, it is proposed that TAMIC, which, like TIC, is now an indirect wholly owned subsidiary of MetLife become the investment adviser for the Accounts, and that TIMCO become subadviser for the Accounts. These changes would not result in any change in the day-to-day portfolio management of the Accounts, nor would they result in any increase in fees paid by the Accounts. In addition, as a subsidiary of MetLife, TAMIC would also be able in the future to utilize an exemption, if approved by the variable contract owners, from the Securities and Exchange Commission that would allow TAMIC to operate as a "manager of managers" to the Accounts. As a manager of managers, TAMIC would retain the responsibility for hiring and, when appropriate, replacing subadvisers. Subject to certain conditions, TAMIC would be permitted to enter into a new subadvisory agreement for an Account, subject to Board approval. TAMIC would not need, however, to obtain variable contract owner approval, which would otherwise be required, to enter into a new agreement with the current subadviser or a new subadviser.

         The member of the Accounts' Boards of Managers who is affiliated with Citigroup has resigned as a Board member, and a person affiliated with MetLife has been appointed as manager by the other members of the Boards of Managers. Accordingly, it is being proposed that variable contract owners approve the appointment of such person to the Boards of Managers.

         After carefully considering the merits of the proposals, the Board of Managers of the Accounts (the "Board") has determined that approval of the proposals is in the best interests of each Account's contract owners.

         The Board recommends that you read the enclosed proxy materials carefully and then vote FOR the proposals. To vote, you may use any of the following methods:

     o BY MAIL. Please complete, sign, date and return the proxy card(s) in the enclosed postage-paid envelope.

     o BY TELEPHONE. Call 1-__________ and follow the simple instructions. Have your proxy card ready.

     o BY INTERNET. Go to www.proxyweb.com and follow the on-line instructions. Have your proxy card ready.

For more information, please call TIC at 1-___________.

Respectfully,


The Travelers Insurance Company



         WE URGE YOU TO SIGN AND RETURN THE PROXY FORM(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                             YOUR VOTE IS IMPORTANT!

         TACTICAL GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
             TACTICAL SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES
            TACTICAL AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES
              (EACH AN "ACCOUNT" AND, COLLECTIVELY, THE "ACCOUNTS")


                                  ONE CITYPLACE
                           HARTFORD, CONNECTICUT 06103

                                                                   JULY __, 2005

          NOTICE OF SPECIAL MEETING OF VARIABLE ANNUITY CONTRACT OWNERS


To Variable Annuity Contract Owners:

         NOTICE IS HEREBY GIVEN THAT a Special Meeting of the variable annuity contract owners (the "Contract Owners") of each Account will be held at [ONE CITYPLACE, HARTFORD, CONNECTICUT 06103], on September __, 2005 at 9:00 a.m. (Eastern time), for the following purposes:


                  ITEM 1. To consider and approve a new investment advisory agreement between each Account and Travelers Asset Management International Company LLC ("TAMIC").

                  ITEM 2. To consider and approve a new subadvisory agreement for each Account between TAMIC and The Travelers Investment Management Company.

                  ITEM 3. To consider and approve a proposal with respect to the future operation of each Account whereby TAMIC may from time to time, to the extent permitted by an exemption granted by the Securities and Exchange Commission and subject to approval by the Board of Managers, enter into new or amended agreements with subadvisers with respect to the Account without obtaining Contract Owner approval of such agreements, and to permit such subadvisers to manage the assets of the Account pursuant to such subadvisory agreements.

                  ITEM 4.  To elect a member of the Board of Managers.

                  ITEM 5. To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

         THE BOARD OF MANAGERS OF THE ACCOUNTS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF ITEMS 1, 2, 3 AND 4.

         Contract Owners of record as of the close of business on July __, 2005 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.

CONTRACT OWNERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF MANAGERS OF EACH ACCOUNT. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR SUBSEQUENTLY EXECUTED VOTING INSTRUCTIONS OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.



                                          By Order of the Board of Managers



                                          --------------------------------------
                                          Paul Cellupica, Secretary

         July __, 2005

         CITY, STATE

         TACTICAL GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
                                ("ACCOUNT TGIS")
     TACTICAL SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES ("ACCOUNT TSB") TACTICAL AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES ("ACCOUNT TAS")
              (EACH AN "ACCOUNT" AND, COLLECTIVELY, THE "ACCOUNTS")

                                  ONE CITYPLACE
                           HARTFORD, CONNECTICUT 06103
                                 (800) 842-9368


                              JOINT PROXY STATEMENT

         This Joint Proxy Statement ("Proxy Statement") is being furnished in connection with the solicitation of voting instructions by the Board of Managers (the "Board of Managers" or the "Managers") of the Accounts for use at the joint special meeting of the variable annuity contract owners of the Accounts ("Contract Owners") scheduled for September __, 2005 at 9:00 a.m. (Eastern time), and any adjournments thereof, at the offices of the Accounts at the address set forth above on this Proxy Statement (the "Meeting"). At the Meeting, Contract Owners of each Account will be asked to (i) consider and approve a new investment advisory agreement between the Account and Travelers Asset Management International Company LLC ("TAMIC"); (ii) to consider and approve a new subadvisory agreement for the Account between TAMIC and The Travelers Investment Management Company ("TIMCO"); (iii) consider and approve a proposal (the "manager of managers proposal") with respect to the future operation of the Account whereby TAMIC may from time to time, subject to approval by the Board of Managers and to the extent permitted by an exemption granted by the Securities and Exchange Commission ("SEC"), enter into new or amended agreements with subadvisers with respect to the Account without obtaining Contract Owner approval of such subadvisory agreements, and to permit such subadvisers to manage the assets of the Account pursuant to such subadvisory agreements; and
(iv) elect a member of the Board of Managers (together, the "Proposals"). Contract Owners of each Account will vote separately as to each Proposal.

         The variable annuity contracts are issued by The Travelers Insurance Company ("TIC"), and are funded by the Accounts, each of which is a separate account of TIC.

         This Proxy Statement describes more fully the Proposals. Forms of the new investment advisory agreements are included as Appendices A-1 through A-3 of this Proxy Statement, and forms of the new subadvisory agreements are included as Appendices B-1 through B-3.

         The Meeting will be held on September __, 2005 at 9:00 a.m. (Eastern time) at the Account's offices at [ONE CITYPLACE, HARTFORD, CONNECTICUT 06103]. It is expected that this Proxy Statement will be mailed on or about July __, 2005. Contract Owners of record at the close of business on July __, 2005 (the "Record Date") are entitled to vote on the Proposals. At the Meeting, Contract Owners will consider and approve or disapprove each Proposal.

         The chart below lists the number of units of each Account (rounded to the nearest full unit) that were outstanding as of the close of business on the Record Date. Each unit of a Account is entitled to one vote, with proportionate voting for fractional units.



                                               Total Number of Units Outstanding
         Name of Account                                as of July __, 2005

         -----------------------------------------------------------------------

         ACCOUNT TGIS

         ACCOUNT TSB

         ACCOUNT TAS



         THE BOARD OF MANAGERS OF EACH ACCOUNT UNANIMOUSLY RECOMMENDS THAT VARIABLE ANNUITY CONTRACT OWNERS VOTE "FOR" EACH PROPOSAL.

         COPIES OF EACH ACCOUNT'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS ARE AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY CALLING THE ACCOUNT (TOLL-FREE) AT 1-800-842-9368 OR BY WRITING TO TRAVELERS LIFE & ANNUITY, ANNUITY SERVICES, ONE CITYPLACE, 3CP, HARTFORD, CT 06103.

         The Proposals are related to the recent sale of TIC by Citigroup Inc. ("Citigroup") to MetLife, Inc. ("MetLife") as described in greater detail under Proposal 1 below. The closing of this sale took place on July 1, 2005 (the "MetLife Closing Date").

PROPOSAL 1 - APPROVAL OF INVESTMENT ADVISORY AGREEMENT.

SUMMARY

         TIMCO currently serves as investment adviser to each Account pursuant to a separate investment advisory agreement between TIMCO and the Account (the "Current Advisory Agreements"). As explained in more detail below, Contract Owners are being asked to approve new investment advisory agreements between each Account and TAMIC (the "New Advisory Agreements"), as well as subadvisory agreements between TAMIC and TIMCO. THE NEW ADVISORY AGREEMENTS WILL CONTAIN TERMS SUBSTANTIALLY THE SAME AS THOSE IN THE CURRENT ADVISORY AGREEMENTS.

         On July 1, 2005, Citigroup Inc. ("Citigroup") completed the sale of its life insurance and annuity businesses (the "MetLife Transaction") to MetLife, Inc ("MetLife"). Under the terms of the MetLife Transaction, Citigroup received approximately $10.8 billion in cash and an amount of MetLife equity securities valued at approximately $1 billion. The MetLife Transactions included the sale of TIC, the sponsor of the Accounts, and of TIC's subsidiary TAMIC. As a result of the transaction, TIC and TAMIC are now indirect wholly-owned subsidiaries of MetLife, Inc., a New York Stock Exchange publicly traded company. Further, as a result of the transaction, TIC and TAMIC are no longer affiliates of Citigroup. In contrast, TIMCO was not involved in the MetLife Transaction, and TIMCO remains an indirect wholly owned subsidiary of Citigroup.

         MetLife, through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. In the United States, the MetLife companies serve individuals in approximately 13 million households and provide benefits to 37 million customers and their family members through their employee benefit plan sponsors.

         TIC believes that the continued operation of the Accounts with an investment adviser that is not affiliated with the insurance company depositor and sponsor of the Accounts would give rise to ongoing management, operational and administrative complexities. In particular, the independent registered public accounting firm for the Accounts prior to the MetLife Transaction (KPMG LLP or "KPMG") cannot continue to serve as such because it is not considered independent of MetLife, while the accounting firm that typically serves as such for other MetLife-affiliated entities (Deloitte & Touche LLP or "Deloitte") cannot provide auditing services for the Accounts while TIMCO is their investment adviser, because Deloitte is not considered independent of Citigroup. However, D&T will be permitted and is willing to provide auditing services to the Accounts if TIMCO serves as subadviser for the Accounts, as discussed in more detail under Proposal 2. Therefore, MetLife has recommended and the Board of Managers has approved: (1) the retention of TAMIC as investment adviser for the Accounts, which are now managed by TIMCO directly without a subadviser, and
(2) the retention of TIMCO as subadviser for the Accounts.

         If the proposed changes are approved, TIMCO would continue to be responsible for the day-to-day management of the Accounts, and the changes would not result in any change in the TIMCO personnel having portfolio management responsibilities for the Accounts. Nor would the proposed changes result in any increase in fees paid by the Accounts, as the investment advisory fees to be paid to TAMIC would be the same as those currently paid to TIMCO, and TAMIC, not the Accounts, would pay subadvisory fees to TIMCO.

         In connection with the closing of the MetLife Transaction, MetLife, Citigroup and certain of their affiliates entered into a Distribution Agreement under which Citigroup-affiliated broker-dealers will, subject to the terms and conditions of such Distribution Agreement, continue to offer certain TIC and MetLife insurance contracts for a period of ten years from the closing of the MetLife Transaction. In addition, MetLife, Citigroup and certain of their affiliates will enter into an Investment Products Agreement under which, for a period of five years after the closing of the MetLife Transaction and subject to the other terms and conditions of the Investment Products Agreement, certain TIC and MetLife insurance products will include certain Citigroup-sponsored funds as investment options.

         The implementation of this Proposal 1 (TAMIC serving as investment adviser) for an Account is contingent on Contract Owner approval of both Proposals 1 and 2. TAMIC does not intend to assume responsibility for the management of an Account without retaining a subadviser to perform day-to-day portfolio management services. If Proposal 1 and Proposal II are not approved for an Account, TIMCO would continue, at least for a period of time, to serve as investment adviser for the Account, and the Board of Managers would consider whether and what further action with respect to the Account would be appropriate. Furthermore, MetLife may in the future make or recommend to the Managers such additional changes to any Accounts, including changes to the investment objectives, policies and restrictions of the Accounts or the conversion of the Accounts into separate accounts organized as unit investment trusts that invest all of their asset in underlying management investment companies, as it determines are appropriate and as permitted by applicable law.

THE INVESTMENT ADVISORY AGREEMENTS

         THE CURRENT ADVISORY AGREEMENTS

         The following chart lists the date of each Current Advisory Agreement, the date it was last considered and renewed or approved by the Board of Managers, the date on which it was last approved by Contract Owners, and the reason it was last submitted for Contract Owner approval.

--------------------------------- ------------------------------ ------------------------------- ------------------------------
                                                                                                 DATE LAST APPROVED BY
                                  DATE OF CURRENT ADVISORY       DATE LAST APPROVED OR RENEWED   CONTRACT OWNERS AND REASON
NAME OF ACCOUNT                   AGREEMENT                      BY BOARD OF MANAGERS            FOR SUBMISSION
--------------------------------- ------------------------------ ------------------------------- ------------------------------
Account TGIS                      December 30, 1992, as last     July 20, 2005
                                  amended October 31, 2003
--------------------------------- ------------------------------ ------------------------------- ------------------------------
Account TSB                       December 30, 1992, as last     July 20, 2005
                                  amended October 31, 2003
--------------------------------- ------------------------------ ------------------------------- ------------------------------
Account TAS                       December 30, 1992, as last     July 20, 2005
                                  amended October 31, 2003
--------------------------------- ------------------------------ ------------------------------- ------------------------------


         The key terms, including fees, of the Current Advisory Agreements are set out in detail under the heading "The New Advisory Agreements" below.

         The following table summarizes the advisory fees paid by each Account to TIMCO for the fiscal year ended December 31, 2004.

Name of Account                             Aggregate Advisory Fees Paid
---------------                             ----------------------------

Account TGIS

Account TSB

Account TAS



         THE NEW ADVISORY AGREEMENTS

         The New Advisory Agreements are the same in all material respects as the Current Advisory Agreements, except for the identity of the investment adviser, the addition of language to the New Advisory Agreements making explicit the authority of TAMIC to hire and oversee subadviser, and a change to the provisions in the New Advisory Agreements relating to annual renewal of the Agreements so that they more precisely mirror the requirements of the Investment Company Act of 1940 (the "1940 Act"). In addition, each New Advisory Agreement will reflect a date shortly after Contract Owner approval of this Proposal 1 and Proposal 2 as its effective date. A form of New Advisory Agreement for the Accounts is attached to this proxy statement as Appendix A.

         Under the New Advisory Agreements, TAMIC will continue to provide investment advisory services to each Account, including the investment and reinvestment of the Account's assets in accordance with the investment objectives, policies and restrictions of the Account. The New Advisory Agreements explicitly authorize TAMIC, subject to the approval of the Board of Managers, to enter into agreements with other investment advisers to provide investment advice or other services to the Account. Such Agreements provide that TAMIC remains responsible for ensuring that any such subadviser conducts its operations in a manner consistent with the terms of the Agreement.

         As compensation for its services, TAMIC will be entitled to receive from each Account fees calculated as a percentage of the Account's average daily net assets. Fees under the New Advisory Agreements will be calculated at the same rate as those paid to TIMCO under the Current Advisory Agreements. The annual rate paid by each Account is set forth below.

      --------------------- ----------------------------------------------------
                            ADVISORY FEE PAID TO TAMIC
      ACCOUNT               (AS A PERCENTAGE OF DAILY NET ASSETS)
      --------------------- ----------------------------------------------------
      Account TGIS          0.3233%
      --------------------- ----------------------------------------------------
      Account TSB           0.3233%
      --------------------- ----------------------------------------------------
      Account TAS           0.3500%
      --------------------- ----------------------------------------------------


         The New Advisory Agreement for an Account will become effective on the next business day after approval of Proposals I and II by the Account's Contract Owners is obtained, and will continue in effect until August 31, 2007. Thereafter, each New Advisory Agreement will continue in effect as to any Account for successive annual periods, provided its continuance is approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Managers or (2) a vote of the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Account and
(3) in either event by a majority of the Managers who are not "interested persons," as defined in the 1940 Act, of TAMIC (the "Independent Managers").

         Under the New Advisory Agreements, TAMIC will provide, at its expense, office space, facilities and equipment for carrying out its agreed-upon duties. TAMIC or an affiliate also bears the cost of reasonable compensation, fees, and related expenses of the Account's officers and its Managers that are "interested persons" of the Account. Other expenses incurred in the operation of an Account are also generally paid by such Account.

         The New Advisory Agreement for each Account provides that it may be terminated by a vote of the Board of Managers, by a vote of the majority of outstanding voting securities of the Account, or by TAMIC (but not without the prior approval of a new investment advisory agreement by the Contract Owners) at any time, without penalty, by giving the other party 60 days' written notice.

         TAMIC acts as investment adviser to other investment companies with investment objectives and principal investments similar to Accounts TGIS and TAS. Specifically, the table below states the name of each other investment company, the Account to which it is similar, the net assets of the investment company, and the fee payable by the investment company to TAMIC. TAMIC does not act as investment adviser to another investment company with investment objectives and principal investments similar to the Accounts TSB.

--------------------- --------------------------------- ------------------------ --------------------------------------
                                                        NET ASSETS (AS OF        FEE PAYABLE TO TAMIC (AS A
ACCOUNT               SIMILAR INVESTMENT COMPANY        JUNE 30, 2005)           PERCENTAGE OF DAILY NET ASSETS)
--------------------- --------------------------------- ------------------------ --------------------------------------
TGIS                  Travelers Series Trust - Large                             0.75% of the first $250 million;
                      Cap Portfolio                                              0.70% of the next $500 million; and
                                                                                 0.65% over $750 million
--------------------- --------------------------------- ------------------------ --------------------------------------
TGIS                  Travelers Series Trust -                                   0.775% of the first $250 million;
                      Mercury Large Cap Core Portfolio                           0.75% of the next $250 million;
                                                                                 0.725% of the next $500 million;
                                                                                 0.70% of the next $1 billion; and
                                                                                 0.65% over $2 billion
--------------------- --------------------------------- ------------------------ --------------------------------------
TGIS                  Travelers Series Trust -                                   0.75% of the first $250 million;
                      Pioneer Fund Portfolio                                     0.70% of the next $250 million;
                                                                                 0.675% of the next $500 million;
                                                                                 0.65% of the next $1 billion; and
                                                                                 0.60% over $2 billion
--------------------- --------------------------------- ------------------------ --------------------------------------
TGIS                  The Travelers Growth and Income                            0.65% of the first $500 million;
                      Stock Account for Variable                                 0.55% of the next $500 million;
                      Annuities                                                  0.50% of the next $500 million;
                                                                                 0.45% of the next $500 million; and
                                                                                 0.40% over $2 billion
--------------------- --------------------------------- ------------------------ --------------------------------------
TAS                   Travelers Series Trust - MFS                               0.7775% of the first $600 million;
                      Mid Cap Growth Portfolio                                   0.7525% of the next $300 million;
                                                                                 0.7275% of the next $600 million;
                                                                                 0.7025% of the next $1 billion; and
                                                                                 0.6525% over $2.5 billion*
--------------------- --------------------------------- ------------------------ --------------------------------------
TAS                   Travelers Series Trust -                                   0.70%
                      Disciplined Mid Cap Stock
                      Portfolio
--------------------- --------------------------------- ------------------------ --------------------------------------
TAS                   Travelers Series Trust -                                   0.75% of the first $250 million;
                      Pioneer Mid Cap Value Portfolio                            0.70% of the next $250 million;
                                                                                 0.675% of the next $500 million;
                                                                                 0.65% of the next $1 billion; and
                                                                                 0.60% over $2 billion
--------------------- --------------------------------- ------------------------ --------------------------------------

* For the purposes of meeting the various asset levels and determining an effective fee rate for the MFS Mid Cap Growth Portfolio, the combined average daily net assets of such Portfolio and two other portfolios of The Travelers Series Trust for which Massachusetts Financial Services Company is subadviser is used.



MANAGERS' CONSIDERATIONS

         The Board of Managers considered the retention of TAMIC as investment adviser and the New Advisory Agreements at in-person meetings on June 13 and July 20, 2005. The Managers considered that the continued operation of the Accounts with an investment adviser that is not affiliated with their insurance company depositor could give rise to ongoing management, operational and administrative complexities. The Managers also considered the recommendations of management that Deloitte be retained as independent registered public accounting firm ("Independent Accountants") for the Accounts, and that replacement of the investment adviser would enable the Accounts to retain appropriate Independent Accountants as quickly as possible.

         In addition, the Board of Managers considered and was provided with information on the qualifications of TAMIC to provide investment advisory services to the Accounts. Specifically, the Managers assessed the ability of TAMIC to oversee the investment and compliance operations of TIMCO, including the TAMIC personnel who would be primarily responsible for such oversight, and determined that TAMIC would be able to effectively perform such oversight. The Managers also considered the investment advisory fees for the Accounts and compared such fees to those of other comparable investment companies, and determined that the fees were reasonable. In light of the fact that TAMIC has not previously served as investment adviser for the Accounts, the Managers determined that they could not prospectively assess the profits to be realized by TAMIC from its relationship with the Accounts. As to whether economies of scale would be realized as the Accounts grow and whether fee levels reflect any such economies of scale, the Board determined that, in light of the current investment advisory fees, the Accounts' current assets, and the inability to assess TAMIC's profitability from the Accounts, no "breakpoints" reducing the fees payable at higher asset levels were necessary at this time. Finally, the Board of Managers considered the fact that the terms of each New Advisory Agreement, including the fees, would be identical to those of the Current Advisory Agreement for that Account, except for the inception date, the express authority for TAMIC to retain subadvisers, and the provisions relating to annual renewal of the Agreement so that they more precisely mirror the requirements of the 1940 Act. The Board of Managers also considered such additional factors as it felt were relevant.

         After carefully considering the information described above, the Board of Managers of each Account, including the Independent Managers, unanimously voted to approve the New Advisory Agreement for the Account and to recommend that the Account's Contract Owners vote to approve the New Advisory Agreement for their Account.

THE BOARD OF MANAGERS OF EACH ACCOUNT, INCLUDING ALL OF THE INDEPENDENT MANAGERS, UNANIMOUSLY RECOMMENDS THAT CONTRACT OWNERS VOTE FOR APPROVAL OF THE NEW ADVISORY AGREEMENT FOR SUCH ACCOUNT.

PROPOSED INVESTMENT ADVISER

         TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

         TAMIC, a New York Limited Liability Company, is proposed to serve as investment adviser to each Account. TAMIC currently serves as investment adviser to a number of other registered investment companies and investment company series. TAMIC supervises the management and investment program of each such investment company, and employs a subadviser or subadvisers to manage each company's daily investment operations. TAMIC is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. TAMIC is an indirect wholly owned subsidiary of TIC, which is an indirect wholly owned subsidiary of MetLife. TAMIC's principal offices are located at 242 Trumbull Street, Hartford, Connecticut, 06115. The principal executive officer and managers of TAMIC are set forth in the following table.

          OFFICER OR DIRECTOR                   PRINCIPAL OCCUPATION                             ADDRESS

         Elizabeth M. Forget        President, Met Investors Advisory LLC (2000 to          260 Madison Avenue
         Manager and President      present); Executive Vice President (2000 to present)    11th Floor
                                    and Chief Marketing Officer (2003 to present),          New York, NY 10016
                                    MetLife Investors Group, Inc; President, TAMIC
                                    (July 2005 - present); Senior Vice President,
                                    Equitable Distributors, Inc. and Vice President,
                                    Equitable Life Assurance Society of the United States
                                    (1996 to 2000).

         Michael K. Farrell
         Manager


         Hugh C. McHaffie
         Manager




         BROKERAGE

         TAMIC's policy with respect to the selection of brokers to execute transactions in the Accounts' portfolio securities is set forth under Proposal 2.

PROPOSAL 2 - APPROVAL OF SUBADVISORY AGREEMENTS.

         The subadvisory agreements (the "Subadvisory Agreements") for the Accounts would reflect TIMCO as the subadviser for such Accounts. More specifically, the Board of Managers determined to appoint TIMCO as subadviser contingent upon and effective on the business day following Contract Owner approval of Proposals 1 and 2. There are currently no subadvisory agreements in effect for the Accounts, as TIMCO manages the Accounts directly without a subadviser. A form of the Subadvisory Agreement is included in this Proxy Statement as Appendix B.

         Under each Subadvisory Agreement, TIMCO would provide subinvestment advisory services to the Account, including the management of the investment and reinvestment of the assets of the Account. TIMCO would make all determinations with respect to the purchase and sale of the portfolio securities (subject to the Account's investment objective, policies, and restrictions and to the supervision of the

Board of Managers of the Account and TAMIC) and would place, in the Account's name, all orders for execution of portfolio transactions with such brokers or dealers as it selects.

         As compensation for its services, TIMCO would be entitled to receive from TAMIC fees calculated as a percentage of each Account's average daily net assets.

       --------------- ---------------------------------------------------------
                       SUBADVISORY FEE PAID TO TIMCO
       ACCOUNT         (AS A PERCENTAGE OF DAILY NET ASSETS)
       --------------- ---------------------------------------------------------
       Account TGIS    0.___%
       --------------- ---------------------------------------------------------
       Account TSB     0.___%
       --------------- ---------------------------------------------------------
       Account TAS     0.___%
       --------------- ---------------------------------------------------------

The subadvisory fees would be payable by TAMIC out of its investment advisory fee and not by the Accounts.

         All services under the Subadvisory Agreements must be provided in accordance with all applicable provisions of law, including the 1940 Act, the Internal Revenue Code and any rules and regulations thereunder, the rules and regulations of the Account, any policies adopted by the Board of Managers that have been furnished to TIMCO, and the investment policies of the Account as disclosed in the Account's registration statement on file with the SEC, as amended from time to time.

         The Subadvisory Agreements will, if approved by Contract Owners, continue in effect until August 31, 2007. Thereafter, each Subadvisory Agreement will continue in effect as to the Account for successive annual periods, provided its continuance is approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Managers or (2) a vote of the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Account and (3) in either event by a majority of the Independent Managers.

         The Subadvisory Agreements would provide that they may be terminated by a vote of the Board of Managers, by a vote of the majority of outstanding voting securities of the Account, by TIMCO, or, if approved by the Board of Managers, by TAMIC at any time, without penalty, by giving the other party 60 days' written notice. The Subadvisory Agreements would also provide that TIMCO shall not be liable for any loss based upon any error of judgment or arising out of any investment or other act or omission in connection with the services provided under the agreement, except by reason of TIMCO's willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

         TIMCO acts as investment adviser or subadviser to other investment companies with investment objectives similar to the Accounts. Specifically, the table below states the name of each other investment company, whether TIMCO serves as investment adviser or subadviser for the investment company, the Account to which it is similar, the net assets of the investment company, and the fee payable by the investment company to TIMCO.

         [INSERT TABLE WITH SIMILAR FUNDS]

PROPOSED SUBADVISER

         THE TRAVELERS INVESTMENT MANAGEMENT COMPANY

         [INSERT BASIC BACKGROUND INFORMATION ON TIMCO, AS WELL AS THE TABLE LISTING THE DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS.]

MANAGERS' CONSIDERATIONS

         The Board of Managers considered the retention of TIMCO as investment subadviser and the Subadvisory Agreements at in-person meetings on June 13 and July 20, 2005. As noted above under Proposal 1, the Managers considered that the continued operation of the Accounts with an investment adviser that is not affiliated with their insurance company depositor could give rise to ongoing management, operational and administrative complexities. The Managers also considered the recommendations of management that Deloitte be retained as Independent Accountants for the Accounts, and that replacement of the investment adviser would enable the Accounts to retain appropriate Independent Accountants firm as quickly as possible.

         In addition, the Board of Managers considered and was provided with information on the qualifications of TIMCO to provide subadvisory services to the Accounts. Specifically, the Managers considered TIMCO's strategy for the management of the Accounts, the TIMCO portfolio managers and other personnel that have provided, and are expected to continue to provide, services to the Accounts, and the historical performance of the Accounts, noting that such performance had generally been above average as compared to comparable investment companies. The Managers also considered the proposed subadvisory fees for the Accounts AND COMPARED SUCH FEES TO THOSE OF OTHER COMPARABLE INVESTMENT COMPANIES [WILL COMPARABILITY INFORMATION BE AVAILABLE AS TO SUBADVISORY FEES?], and determined that the fees were reasonable. In light of the fact that TIMCO has not previously served as subadviser for the Accounts, the Managers determined that they could not prospectively assess the profits that would be realized by TIMCO from its subadvisory relationship with the Accounts, and that its profitability from its existing position as investment adviser to the Accounts was of limited relevance in assessing the proposed subadvisory agreements. As to whether economies of scale would be realized as the Accounts grow and whether fee levels reflect any such economies of scale, the Board determined that, in light of the proposed subadvisory fees, the Accounts' current assets, and the inability to assess TIMCO's future profitability from the Accounts, no "breakpoints" reducing the fees payable at higher asset levels were necessary at this time. Finally, the Board of Managers considered the terms of each Subadvisory Agreement, noting that the Subadvisory Agreements were very similar to the subadvisory agreements in place for other investment companies and investment company series subject to the oversight of the Board of Managers. The Board of Managers also considered such additional factors they felt were relevant.

         After carefully considering the information described above, the Board of Managers of each Account, including the Independent Managers, unanimously voted to approve the Subadvisory Agreement for the Account and to recommend that the Account's Contract Owners vote to approve the Subadvisory Agreement for their Account.

THE BOARD OF MANAGERS OF EACH ACCOUNT, INCLUDING ALL OF THE INDEPENDENT MANAGERS, UNANIMOUSLY RECOMMENDS THAT CONTRACT OWNERS VOTE FOR APPROVAL OF THE SUBADVISORY AGREEMENT FOR SUCH ACCOUNT.

         BROKERAGE

         The policy of TAMIC and TIMCO ( collectively, the "advisers"), in selecting brokers to execute transactions in the Accounts' portfolio securities, is to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation:

         o the overall direct net economic result to the Account, involving both price paid or received and any commissions and other cost paid;

         o        the efficiency with which the transaction is effected;

         o the ability to effect the transaction at all where a large block is involved;

         o the availability of the broker to stand ready to execute potentially difficult transactions in the future; and

         o        the financial strength and stability of the broker.

         Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid. In addition to the foregoing, one factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information. The brokerage commission paid by an Account for a transaction may be greater than the commission that would have been charged by another broker if the difference is determined in good faith to be justified in light of the brokerage and information provided. The cost, value and specific application of such information may not be determinable, and it is not practical to allocate these costs, value or specific applications among the Accounts and other clients of the advisers. Accordingly, the advisers or their other clients may indirectly benefit from the availability of such information. This situation may create a conflict of interest for the advisers. Similarly, an Account may indirectly benefit from information made available as a result of transactions for other clients of the advisers.

         Purchases and sales of bonds and money market instruments usually are principal transactions, meaning that such securities normally are purchased directly from the issuer or from the underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from the underwriters include the underwriting commission or concession, and purchases from dealers serving as market makers include the spread between the bid and asked prices.

         The advisers' policies with respect to brokerage are and will be reviewed by the Board of Managers periodically. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, or due to other appropriate factors, the foregoing practices may be changed, modified or eliminated.



PROPOSAL 3.  FUTURE SUBADVISORY AGREEMENTS WITHOUT CONTRACT OWNER VOTE.

         Each Account proposes, to the extent permitted by an exemption granted by the SEC and subject to approval by the Account's Board of Managers, to permit TAMIC to enter into new or amended agreements with any subadviser with respect to an Account without obtaining Contract Owner approval of such agreements, and to permit such subadvisers to manage the assets of the Account pursuant to such subadvisory agreements.

         The 1940 Act generally provides that an investment adviser or subadviser to a mutual fund may act as such only pursuant to a written agreement that has been approved by a vote of the fund's shareholders, as well as by a vote of a majority of the directors of the fund who are not parties to such agreement or interested persons of any party to such agreement. Certain MetLife subsidiaries, which are registered with the SEC as "investment advisers", however, have received from the SEC an exemption from the shareholder approval voting requirement in certain circumstances (the "SEC Exemption").

         As an indirect subsidiary of MetLife, the SEC exemption applies to TAMIC and, subject to certain conditions, any Account advised by TAMIC. Under the SEC Exemption, TAMIC would be permitted, under specified conditions, to enter into new and amended subadvisory agreements for the management of an Account, including agreements with new subadvisers and agreements with existing subadvisers if there is a material change in the terms of the subadvisory agreement, or if there is a change in control of the subadviser or other event causing termination of the existing subadvisory agreement, without obtaining the approval of the Account's shareholders (the Contract Owners) of such new or amended sub-advisory agreement. Such agreements must nevertheless be approved by the Board of Managers, in accordance with the requirements of the 1940 Act. One of the conditions of the SEC Exemption is that within 90 days after the hiring of any new subadviser without Contract Owner approval, the Account must provide to Contract Owners an information statement setting forth substantially the information that would be required to be contained in a proxy statement for a meeting of Contract Owners to vote on the approval of the agreement. Furthermore, the Account would still require Contract Owner approval to materially amend its investment advisory agreement with TAMIC (including any amendment to raise the management fee rate payable under such agreement) or to enter into a new investment advisory agreement with TAMIC or any other adviser.

         The Accounts are requesting Contract Owner approval of this Proposal for several reasons. As described under Proposals 1 and 2, the Accounts intend to utilize an adviser/subadviser management structure, where TAMIC acts as each Account's investment adviser, and delegating the day-to-day portfolio management to a subadviser. Under such a structure, the Account's subadviser would act in a capacity similar to that of the portfolio manager in a more traditional structure that does not involve a subadviser. Specifically, the Account's subadviser, like a portfolio manager in a more traditional mutual fund advisory structure, manages the Account under the oversight and supervision of the Account's adviser. If an Account were to change subadvisers, TAMIC would continue in its role as adviser and would continue to exercise oversight and supervision of the Account's investment affairs as conducted by the new subadviser. Changing the Account's subadviser is, therefore, analogous to the adviser's replacing the portfolio manager of a single-manager managed fund who is employed by the adviser, which does not require shareholder approval under the 1940 Act.

         In addition, given the Account's management structure, the shareholder approval requirement under the 1940 Act may cause an Account's Contract Owners to INCUR UNNECESSARY EXPENSES and could hinder the prompt implementation of subadvisory changes that are in the best interest of the Contract Owners, such as prompt replacement of a subadviser if circumstances warrant such replacement. The Managers believe that without the ability to promptly employ or re-employ a subadviser, investors' expectations may be frustrated and an Account and its Contract Owners could be disadvantaged under certain circumstances. These circumstances include: (a) where a subadviser has been terminated because its performance was unsatisfactory or its retention was otherwise deemed inadvisable, (b) where a subadviser has resigned and (c) where there has been an "assignment" (i.e., a change in the actual control or management of a subadviser) or other event causing the termination of a subadvisory agreement.

         In the absence of an exemption, to obtain the shareholder approval required by the 1940 Act for a subadvisory agreement, an Account would need to convene a Contract Owners' meeting, which invariably involves considerable delay AND EXPENSE. Where TAMIC, as adviser, has recommended replacement of a subadviser, and the Managers have determined that such replacement is necessary or appropriate, the Account could receive less than satisfactory subadvisory services prior to the time that an agreement with a new subadviser is approved by the Contract Owners. Also, in that situation or where there has been an unexpected resignation or change in control of a subadviser (events which, in many cases, are beyond the control of the Account), the Account may be forced to operate with a less than satisfactory subadviser for some period of time. In such circumstances, without the ability to engage a new subadviser promptly, TAMIC, as the adviser, might have to assume direct responsibility on a temporary basis for management of the assets previously assigned to a subadviser.

         [IN THE EVENT THAT THIS PROPOSAL 3 IS APPROVED BY CONTRACT OWNERS AND PROPOSAL 2 ABOVE SPECIFICALLY RELATING TO THE SUBADVISORY AGREEMENTS BETWEEN TAMIC AND TIMCO IS NOT, TAMIC MAY NONETHELESS USE THE AUTHORITY GRANTED BY THE EXEMPTION TO RETAIN TIMCO AS THE SUBADVISER OF THE ACCOUNTS.] The information provided under Proposal 2, and Contract Owner approval of such subadvisory agreements based on such information, would obviate the need to send an information statement with respect to TIMCO and the subadvisory agreement which, as noted above, is required under the SEC Exemption.

         If the Contract Owners of an Account do not approve this Proposal, the Board of Managers of the Account will consider such alternative actions as may be in the best interests of the Account.

THE BOARD OF MANAGERS OF EACH ACCOUNT, INCLUDING ALL OF THE INDEPENDENT MANAGERS, UNANIMOUSLY RECOMMENDS THAT THE CONTRACT OWNERS VOTE TO APPROVE THE PROPOSED GRANT OF AUTHORITY TO PERMIT TAMIC TO ENTER INTO NEW OR AMENDED AGREEMENTS WITH SUBADVISERS WITH RESPECT TO THE ACCOUNTS WITHOUT OBTAINING CONTRACT OWNER APPROVAL OF SUCH AGREEMENTS, AND TO PERMIT SUCH SUBADVISERS TO MANAGE THE ASSETS OF THE ACCOUNTS PURSUANT TO SUCH SUBADVISORY AGREEMENTS.



PROPOSAL 4.  ELECTION OF MEMBER OF BOARD OF MANAGERS.

         At the Meeting, Contract Owners will be asked to elect Ms. Elizabeth Forget to the Board of Managers of the Accounts. Ms. Forget, the President of TAMIC, was appointed by the Board of Managers pursuant to a recommendation of the Nominating and Administration Committee of the Board, to serve as a member of the Board of Managers of each Account, effective as of July 20, 2005. Ms. Forget replaced Mr. Jay Gerken, who, in connection with the sale of TAMIC to MetLife described in Proposal 1 above, resigned as a member of the Board. Ms. Forget will serve until her successor is elected and qualified. Ms. Forget has also replaced Mr. Gerken as Chief Executive Officer and President of the Accounts. Ms. Forget's current principal occupation and other relevant circumstances are set forth in the table below.

         For the year ended December 31, 2004, the Board of Managers met five times. Each member of the Board attended at least seventy-five percent of the Board meetings.

         Contract Owners of the Account can send communications to the Board of Managers by submitting them to the Board in care of the Secretary to the Board listed below, using the address on the cover page of this Joint Proxy Statement.

         The following tables give information about each member of the Board of Managers and the officers of the Accounts. The three current members of the Board of Managers in addition to Ms. Forget have previously been elected by Contract Owners, and this Proposal 4 will not affect the status of these three persons as Managers.

OFFICERS AND INTERESTED MANAGERS

                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS   OTHER
                                          TERM OF                                                IN ACCOUNT   DIRECTORSHIPS
                          POSITION(S)     OFFICE AND                                             COMPLEX      OF PUBLIC
                          HELD WITH       LENGTH OF     PRINCIPAL OCCUPATION DURING LAST         OVERSEEN BY  COMPANIES HELD
NAME ADDRESS AND AGE      ACCOUNTS        TIME SERVED   FIVE YEARS                               MANAGER      BY MANAGER
--------------------      -----------     -----------   --------------------------------------   -----------  --------------

*Elizabeth Forget         Chairman of     Since July    President, Met Investors Advisory LLC    66           None
260 Madison Avenue        the Board of    2005          (2000 to present); Executive Vice
11th Floor                Managers,                     President (2000 to present) and Chief
New York, NY 10016        Chief                         Marketing Officer (2003 to present),
Age 38                    Executive                     MetLife Investors Group, Inc;
                          Officer and                   President, TAMIC (July 2005 - present);
                          President                     Senior Vice President, Equitable
                                                        Distributors, Inc. and Vice President,
                                                        Equitable Life Assurance Society of the
                                                        United States (1996 to 2000).

Paul Cellupica            Secretary and   Since July    Chief Counsel, Securities Products and   N/A          N/A
MetLife, Inc.             Chief Legal     2005          Regulation, MetLife Inc. (2004 -
One MetLife Plaza         Officer                       present); Vice President and Chief
27-01 Queens Plaza North                                Legal Officer, TAMIC (July 2005 -
Long Island City,                                       present); Assistant Director, Division
NY 11101                                                of Investment Management, U.S.
Age 41                                                  Securities and Exchange Commission
                                                        (2001-2003), Senior Special Counsel,
                                                        Division of Investment Management,
                                                        Securities and Exchange Commission
                                                        (2000-2001).

Alan C. Leland, Jr.       Principal       Since July    Treasurer and Chief Financial Officer;   N/A          N/A
MetLife Advisers LLC      Accounting      2005          MetLife Advisers, LLC and Vice
501 Boylston Street       Officer                       President, MetLife, Inc. (1993 -
Boston, MA 02116                                        present); Assistant Treasurer, TAMIC
Age 53                                                  (July 2005 - present)


Leonard Bakal             Chief           Since July    Senior Vice President and Chief          N/A          N/A
Metropolitan Life         Compliance      2005          Compliance Officer, MetLife Advisers,
Insurance  Company        Officer                       LLC; Vice President, Compliance
One MetLife Plaza                                       Director and Money Laundering
27-01 Queens Plaza North                                Compliance Officer, MetLife, Inc.; Vice
Long Island City,                                       President and Compliance Director,
NY 11101                                                MetLife Securities, Inc; Chief
Age 60                                                  Compliance Officer, TAMIC.

NON-INTERESTED MANAGERS

                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS   OTHER
                                          TERM OF                                                IN ACCOUNT   DIRECTORSHIPS
                          POSITION(S)     OFFICE AND                                             COMPLEX      OF PUBLIC
                          HELD WITH       LENGTH OF     PRINCIPAL OCCUPATION DURING LAST         OVERSEEN BY  COMPANIES HELD
NAME ADDRESS AND AGE      ACCOUNTS        TIME SERVED   FIVE YEARS                               MANAGER      BY MANAGER
--------------------      -----------     -----------   --------------------------------------   -----------  --------------


Robert E. McGill, III     Manager         Since 1974    Retired manufacturing executive.         39           None
295 Hancock Street                                      Director (1995-2000), Chemfab
Williamstown, MA                                        Corporation (specialty materials
Age 74                                                  manufacturer); Director (1999-2001),
                                                        Ravenwood Winery, Inc.; Director
                                                        (1999-2003), Lydall Inc. (manufacturer
                                                        of fiber materials); Member, Board of
                                                        Managers (1974-present), six Variable
                                                        Annuity Separate Accounts of The
                                                        Travelers Insurance Company+; Trustee
                                                        (1990-present), five mutual funds
                                                        sponsored by The Travelers Insurance
                                                        Company.++

Lewis Mandell             Manager         Since 1990    Professor of Finance and Managerial      39           Director
Manager                                                 Economics, University at Buffalo since                (2000-present),
160 Jacobs Hall                                         1998. Dean, School of Management                      Delaware
Buffalo, NY                                             (1998-2001), University at Buffalo;                   North Corp.
Age 62                                                  Member, Board of Managers                             (hospitality
                                                        (1990-present), six Variable Annuity                  business)
                                                        Separate Accounts of The Travelers
                                                        Insurance Company+; Trustee
                                                        (1990-present), five mutual funds
                                                        sponsored by The Travelers Insurance
                                                        Company.++

Frances M. Hawk,          Manager         Since 1991    Private Investor (1997-present).         39           None
CFA, CFP                                                Member, Board of Managers
Manager                                                 (1991-present), six Variable Annuity
108 Oxford Hill Lane                                    Separate Accounts of The Travelers
Downingtown, PA                                         Insurance Company+; Trustee
Age 57                                                  (1991-present), five mutual funds
                                                        sponsored by The Travelers Insurance
                                                        Company.++





--------------

         * Ms. Forget is an "interested person" by virtue of her position as President of TAMIC.

         +        The six Variable Annuity Separate Accounts are: The Travelers
Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, Tactical Growth and Income Stock Account for Variable Annuities, Tactical Short-Term Bond Account for Variable Annuities and Tactical Aggressive Stock Account for Variable Annuities.

         ++       The five Mutual Funds are: Capital Appreciation Fund, Money
Market Portfolio, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.

         Effective January 1, 2003, Mr. Knight Edwards retired from his position on the Board. He remains as an Emeritus Manager. An Emeritus Manager is permitted to attend meetings, but has no voting powers.

COMMITTEES

         To operate more efficiently, the Board has established two operating committees. The Nominating and Administration Committee recommends candidates for the nomination as independent members of the Board. The Committee also periodically reviews Board governance procedures, composition of the Board, and compensation of the Board of Managers, and the Committee monitors the performance of legal counsel employed by the Accounts and the Independent Managers.

         The Nominating and Administration Committee will consider nominees recommended by Contract Owners. Such recommendations should be submitted to the Account in care of The Travelers Insurance Company, using the address on the cover page of this Joint Proxy Statement. Biographical and occupational information about the candidate must be included, as well as the written consent of the candidate to serve on the Board if elected.

         In addition to Contract Owner recommendations, recommendations for candidates for Independent Manager may be made by any of the Managers or by management of the Accounts or TIC. In evaluating any candidates for nomination to the Board of Managers of an Account as an Independent Manager, the Nominating and Administration Committee requires that the candidate be independent in terms of both the letter and spirit of the 1940 Act. The Committee will consider the effect of any relationships beyond those set forth in the 1940 Act that might impair independence. The Committee will consider whether it may be appropriate to add individuals with different backgrounds or skill sets from those on the Board already.

          For the year ended December 31, 2004, the Nominating and Administration Committee met one time. The charter of the Committee is attached hereto as Appendix B. It not available on any website.

         The Audit Committee monitors the appointment, compensation and termination of the Accounts' independent auditors. The Committee also monitors the overall quality of the Accounts' financial reports and other financial information, the independence and audit work of the Accounts' independent auditors and the Accounts' financial reporting policies, practices and internal controls. For the year ended December 31, 2004, the Audit Committee met two times.

         For the year ended December 31, 2004, the members of the Nominating and Administration Committee, and the Audit Committee were Robert E. McGill III, Lewis Mandell, and Frances M. Hawk.

COMPENSATION

         Members of the Board who are also officers or employees of MetLife or its subsidiaries are not entitled to any fee for their services to the Accounts. Effective May 1, 2005, the Independent Managers receive an annual retainer of $36,000 for service on the Boards of the five mutual funds sponsored by TIC and the six Variable Annuity Separate Accounts (including the Accounts) established by TIC. They also receive a fee of $3,000 for each in-person meeting of such Boards attended and $750 for each telephonic meeting. The Chair of the Audit Committee receives an additional annual fee of $5,000, the Chair of the Nominating and Administration Committee receives an additional fee of $3,000, and the lead Independent Manager receives an additional fee of $10,000. Board Members with 10 years of service may agree to provide services as an emeritus manager at age 72. Upon reaching 80 years of age, a Manager must elect status as an emeritus manager. An emeritus manager will receive 50% of the annual retainer and 50% of meeting fees, if attended, but in no event for more than 10 years. The chart below shows the compensation paid to Board Members for the year ended December 31, 2004. Mr. Knight Edwards, as Emeritus Manager, was paid $3,175 for the year ended December 31, 2004.

COMPENSATION TABLE

Interested Managers

                                                                  Pension or Retirement       Total Compensation From
Name of Person,                       Aggregate Compensation      Benefits Accrued As Part    Account and Account
Position                              From Each Account(1)        of Account Expenses         Complex Paid to Managers
------------------------              --------------------------  --------------------------  ----------------------------
Elizabeth Forget                      N/A                         N/A                         N/A
Chairman of the Board of Managers,
Chief Executive Officer and
President


Independent Managers

                                                                  Pension or Retirement       Total Compensation From
Name of Person,                       Aggregate Compensation      Benefits Accrued As Part    Account and Account
Position                              From Each Account(1)        of Account Expenses         Complex Paid to Managers
------------------------              --------------------------  --------------------------  ----------------------------
Robert E. McGill, III
Manager                               $[2,634.62]                 N/A                         $68,500(2)

Lewis Mandell
Manager                               $[1,923.08]                 N/A                         $50,000

Frances M. Hawk, CFA, CFP
Manager                               $[2,096.15]                 N/A                         $54,500

-----------------

         (1) No compensation was deferred for any Manager or Officer under a deferred compensation plan.

         (2) Mr. McGill received additional compensation for attending meetings of a task force of the directors/managers of various Citigroup-sponsored investment companies as a representative of the Independent Managers of the Accounts.

         The table below sets forth the dollar range of equity securities in the Accounts beneficially owned by a Manager, and, on an aggregate basis, in all registered investment companies overseen by a Manager in the complex of funds, as of December 31, 2004.

                                                                       Aggregate Dollar Range of Equity
                                                                       Securities in all Registered
                                                                       Investment Companies overseen by
                                 Dollar Range of Equity Securities     Managers in Family of Investment
Manager                          in the Accounts                       Companies
-------                          ------------------------------------  ---------------------------------------
Elizabeth Forget                 None                                  None

Robert E. McGill, III            None                                  None

Lewis Mandell                    None                                  None

Frances M. Hawk                  None                                  None


THE BOARD OF MANAGERS OF EACH ACCOUNT UNANIMOUSLY RECOMMENDS THAT THE CONTRACT OWNERS VOTE TO ELECT THE NOMINEE AS A MEMBER OF THE BOARD OF MANAGERS.

                               VOTING INFORMATION

         Contract Owners may vote (1) by mail: simply enclose the executed proxy card in the postage-paid envelope found within the proxy package; (2) by telephone; dial the toll-free number listed on the proxy card; you will need the control number listed on the proxy card; or (3) by Internet: access the website listed on the proxy card; you will need the control number located on the proxy card. When an Account records votes by telephone or through the Internet, it will use procedures reasonably designed to authenticate Contract Owners' identities, to allow Contract Owners to vote units in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted as described below.

         Twenty percent of the outstanding units of an Account represented in person or by proxy must be present at the Meeting to constitute a quorum. If a quorum is not present at the Meeting, or if a quorum is present but, at the Meeting, sufficient votes to approve the Proposals are not received, the persons with proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the units represented at the Meeting in person or by proxy. Based on voting instructions received, proxies will vote in favor of such adjournment those proxies that are in favor of a Proposal, will vote against any adjournments those proxies that are against the Proposal, and will abstain from voting with respect to any adjournment those proxies that are marked to abstain in connection with the Proposal. Abstentions will be counted as present for purposes of determining a quorum, but the passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast "FOR" the proposal.

         Except for the election of the new member of the Board of Managers, approval of a Proposal by an Account's Contract Owners requires the affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Account. Contract Owners of record are entitled to one vote for each full unit owned, with a fractional vote for each fractional unit. Under the Rules and Regulations for each Account, the affirmative vote of a plurality of the units of the Account present and entitled to vote is required to elect a Manager.

         The Board has fixed July __, 2005 as the Record Date for determining Contract Owners entitled to receive notice of and to vote at the Meetings. To be counted, TIC must receive an owner's properly executed proxy at the Accounts' office by 5:00 p.m. Eastern time on September __, 2005. Contract owners may revoke previously submitted proxies given to TIC by notifying TIC in writing at any time before 5:00 p.m. Eastern time on September __, 2005 or by attending and voting in person at the Meetings. THE EXPENSES OF SOLICITING THE PROXY WILL BE BORNE BY METLIFE AND/OR ITS AFFILIATES, AND NOT BY THE ACCOUNTS. The solicitation will be made primarily by mail, but representatives of TIC and its affiliates may make telephone, electronic, and/or in person communications to Contract Owners. Representatives of AUTOMATIC DATA PROCESSING ("ADP"), a proxy services firm, may also conduct solicitations of Contract Owners. The estimated cost of retaining ADP is approximately $ . As noted above, such cost will not be borne by the Accounts.

         To the knowledge of TIC and the Accounts, NO PERSON OWNED BENEFICIALLY MORE THAN 5% OF AN ACCOUNT AS OF THE RECORD DATE. The Managers and officers of the Accounts beneficially owned in the aggregate less than 1% of each Account.

                                OTHER INFORMATION

         Travelers Distribution LLC, One Cityplace, Hartford, Connecticut, 06103-3415, is the principal underwriter for each of the Accounts. TIC is the administrator of each of the Accounts.

         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         KPMG served as the independent registered public accounting firm (the "Independent Accountants") for the Accounts until its resignation as of the MetLife Closing Date. KPMG resigned because it is not considered independent of MetLife as a result of insurance services provided to KPMG by MetLife and other business relationships, and was therefore no longer permitted to serve as the Independent Accountants for the Accounts. The Board of Managers of each of the Accounts, upon the recommendation of the Audit Committee of the Accounts, has selected D&T as successor Independent Accountants. However, because D&T is not considered independent of Citigroup, and because TIMCO, the current investment adviser for the Accounts, is a Citigroup affiliate, D&T cannot serve as Independent Accountants for the Accounts while TIMCO remains as investment adviser. Therefore, the selection of D&T by the Board of Managers was made contingent upon Contract Owner approval of Proposal 1. However, D&T will be permitted and is willing serve as Independent Accountants notwithstanding that TIMCO will serve as subadviser for the Accounts if Proposal 2 is approved by Contract Owners.

         D&T has no direct or material indirect interest in an Account. Representatives of D&T will not be present at the Meeting.

         To the extent required by applicable regulations, pre-approval by the Audit Committee of the Board of Managers is needed for all audit and permissible non-audit services rendered by the Accounts' accounting firm to each Account and all permissible non-audit services rendered by such accounting firm to TIC and any entity controlling, controlled by or under common control with TIC that provides ongoing services to an Account (each, a "Service Affiliate") if the services relate directly to the operations and financial reporting of such Account. Pre-approval is currently on an engagement-by-engagement basis.

         Schedule A attached hereto sets forth for each Account, for each Account's two most recent fiscal years, the fees billed by KPMG for (a) all audit and non-audit services provided directly to the Account and (b) those non-audit services provided to the Account's Service Affiliates that relate directly to the Account's operations and financial reporting under the following categories:

         (i) Audit Fees - fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

         (ii) Audit-Related Fees - fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees," including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

         (iii) Tax Fees - fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

         (iv) All Other Fees - fees for products and services provided to the Account by KPMG other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees."

Amounts billed by KPMG for services provided directly to the Accounts are paid by TIC, not by the Accounts.

         The Audit Committee has considered whether the provision by KPMG of non-audit services to the Accounts' Service Affiliates that were not pre-approved by the Audit Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval) was compatible with maintaining the independence of KPMG as the Account's principal auditor.

                                 OTHER BUSINESS

         The Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is each Board's intention that proxies will vote on such matters in accordance with the judgment of the proxy.

                            CONTRACT OWNER INQUIRIES

         Contract Owner inquiries may be addressed to an Account in writing at the address on the cover page of this Proxy Statement or by telephoning 1-____________.

                                      * * *

         CONTRACT OWNERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXIES AND RETURN THEM IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

APPENDIX B

                    TACTICAL GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES
             TACTICAL SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES
            TACTICAL AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES


                 NOMINATING AND ADMINISTRATION COMMITTEE CHARTER


(a) Nominating and Administration Committee Membership

The Nominating and Administration Committee shall be composed entirely of non-interested and independent trustees*.

(b) Board Nominations and Functions

1. The Committee shall nominate and elect candidates for "non-interested" trustee membership on the Board of Trustees ("Board"). The Committee shall evaluate candidates' qualifications for Board membership as non-interested trustees and their independence from the Funds' manager and other principal service providers. Persons selected must be non-interested and independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, E.G., business, financial or family relationships with managers or service providers.

2. The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board.

3. The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4. The Committee shall periodically review director compensation and shall recommend any appropriate changes to the non-interested and independent trustees as a group.



------------------------

* "Trustee" shall refer to both trustees and managers.

(c) Committee Nominations and Functions

1. The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

(d) Other Powers and Responsibilities

1. The Committee shall monitor the performance of legal counsel employed by the Funds and the non-interested and independent trustees, and shall be responsible for the supervision of counsel for the non-interested and independent trustees.

2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

3. The Committee shall review this Charter at least annually and recommend any changes to the full Board.

                                   SCHEDULE A

               INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

Audit fees billed by KPMG for services provided directly to each Account:

--------------------------- -------------------------- -------------------------
ACCOUNT                     YEAR ENDING                AUDIT FEES
--------------------------- -------------------------- -------------------------

--------------------------- -------------------------- -------------------------
Account TGIS                December 31, 2004          $19,833
--------------------------- -------------------------- -------------------------
                            December 31, 2003          $18,833
--------------------------- -------------------------- -------------------------

--------------------------- -------------------------- -------------------------
Account TSB                 December 31, 2004          $19,833
--------------------------- -------------------------- -------------------------
                            December 31, 2003          $18,833
--------------------------- -------------------------- -------------------------

--------------------------- -------------------------- -------------------------
Account TAS                 December 31, 2004          $19,833
--------------------------- -------------------------- -------------------------
                            December 31, 2003          $18,833
--------------------------- -------------------------- -------------------------


For each Account's last two fiscal years, no fees were billed by KPMG that are required to be disclosed under the captions "Audit-Related Fees," "Tax Fees" and "All Other Fees." Furthermore, for those two fiscal years, KPMG did not bill any Service Affiliate of an Account for any fees for non-audit services, including any fees for services that relate directly to the operations and financial reporting of the Accounts.

                                  FORM OF PROXY


                                [NAME OF ACCOUNT]


Proxy for the Special Meeting of Variable Annuity Contract Owners to be held on September __, 2005

The undersigned, revoking all proxies heretofore given, hereby appoints
,or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all units of [Name of Account] which the undersigned is entitled to vote at the Special Meeting of Variable Annuity Contract Owners to be held at 9:00 a.m. on September __, 2005, at ______________, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

I realize that if I return this form without providing any instructions regarding a proposal, my timely returning of this form will be deemed to be an instruction to vote in favor of the proposal.

                                                DATE:_____________________, 2005

                                        These voting instructions may be revoked prior to the special meeting by notifying the secretary of the Account in writing by 5:00 p.m. on September __, 2005, or by attending and voting in person at the Meeting.


                                        -----------------------------------
                                        Signature(s) and title(s)


                                        If a contract is held jointly, each
                                        contract owner should sign. If only one
                                        signs, his or her signature will be
                                        binding. If the contract owner is a
                                        corporation, the President of a Vice
                                        President should sign in his or her own
                                        name, indicating title. If the contract
                                        owner is a partnership, a partner should sign is his or her own name, indicating that he or she is a "Partner." If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a "Trustee."

THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS. THE BOARD OF MANAGERS RECOMMENDS A VOTE FOR THE PROPOSALS. THE UNITS REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED VARIABLE ANNUITY CONTRACT OWNER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

------------------------------------------------------------------------------------- --------- ---------- ----------
                                                                                         For     Against    Abstain

1. To approve a new investment advisory agreement for the Account.                       [ ]       [ ]        [ ]
------------------------------------------------------------------------------------- --------- ---------- ----------
2. To approve a manager of managers proposal for the Account.                            [ ]       [ ]        [ ]
------------------------------------------------------------------------------------- --------- ---------- ----------
3. Election of New Member of Board of Managers.                                          For    Withhold
ELIZABETH FORGET HAS BEEN NOMINATED by the Board of Managers of the Account
     to serve until her successor is elected and qualified.                              [ ]       [ ]
------------------------------------------------------------------------------------- --------- ---------- ----------

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner." If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a "Trustee."

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID ENVELOPE. PLEASE SIGN EXACTLY AS NAME APPEARS BELOW.